AFL-CIO Housing Investment Trust (HIT)

The HIT, a $6.8 billion fixed-income mutual fund, continues to create union jobs and housing through the pandemic, financing 38 projects now under construction across the country. The HIT’s investments are creating thousands of union construction jobs, much-needed affordable housing and broader economic benefits at a time of high unemployment.

One such project is Heiwa Terrace Apartments (Heiwa) in Chicago, IL. The HIT committed $28.5 million to help finance the $68.4 million substantial rehabilitation of this project, located in Chicago’s Uptown neighborhood. The renovation will include repairs to the building’s exterior along with upgrades to building systems, kitchens, baths and common areas. Heiwa Terrace features 204 units, all of which are affordable, a Japanese garden and organized adult activities for residents. The project’s non-profit sponsor, the Japanese American Service Committee, was formed in 1946 to assist Japanese immigrants and their American-born children coming to Chicago from World War II internment camps. Additional information on Heiwa can be found on the HIT’s website at https://www.aflcio-hit.com/wp-content/uploads/2021/04/Heiwa-Terrace-Apartments.pdf.

As of March 31, 2021. Investors should consider the HIT’s investment objectives, risks and expenses carefully before investing. Investors may view the HIT’s current prospectus, which contains more complete information, on its website at www.aflcio-hit.com and may obtain a copy from the HIT by calling the Marketing and Investor Relations Department collect at 202-331-8055.